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                                                      Arthur Andersen, LLP
                                                      Suite 1600
                                                      RiverPark Tower
                                                      333 West San Carlos Street
                                                      San Jose, CA 05110
                                                      Tel: 408-998-8002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


March 15, 2001


Dear Sir/Madam:

We have read a),b),c), and d) paragraphs of item 4 included in the Form 8-K dated March 12, 2001 of I-Storm, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very Truly Yours,

By: /s/ Arthur Andersen
-----------------------
        Arthur Andersen, LLP

cc: Mr. Calbert Lai, President and CEO. I-Storm, Inc.

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